                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                January 7, 2000
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



           Oklahoma                        1-2572                 73-1520922
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)
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Items 1 - 4.   Not Applicable.
------------   ---------------

Item 5.   Other Events.
-------   -------------

     ONEOK, Inc. announced plans to move forward with its proposed merger with Southwest Gas Corporation and will address concerns raised in a recent recommendation by the ACC staff to delay the merger.

     On January 5, 2000, the Company issued a press release relating to the merger, a copy of which is attached hereto as Exhibit 99.a and is incorporated herein by reference.

Items  6-7.    Not Applicable.
-----------    --------------

Exhibit
No.       Description.
---       ------------

99.a      Press release issued by ONEOK, Inc. dated January 5, 2000.

Items 8-9.     Not Applicable.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 7/th/ day of January 2000.



                                         ONEOK, Inc.

                                    By:  Jim Kneale
                                         ----------------------------------
                                         Jim Kneale
                                         Vice President, Chief Financial
                                         Officer, and Treasurer